Exhibit 10.2

AMENDMENT TO RECAPITALIZATION AGREEMENT

THIS AMENDMENT TO RECAPITALIZATION AGREEMENT (the “Amendment”) is dated as of August 22, 2008, among SendTec Acquisition Corp., a Delaware corporation (“STAC”), SendTec, Inc. (formerly known as RelationServe Media, Inc.), a Delaware corporation (the “Company”), each Holder identified on the signature pages hereto (each, including its successors and assigns, a “Holder” and collectively the “Holders”), and Christiana Corporate Services, Inc., a Delaware corporation, in its capacity as administrative agent for the Holders (together with its successors and assigns in such capacity, the “Agent”).

The parties entered into a Recapitalization Agreement dated March 25, 2008 (the “Recapitalization Agreement”). The parties now seek to amend the Recapitalization Agreement in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the foregoing and the promises contained herein, the parties agree as follows:

1.    Defined Terms.    Any capitalized terms used but not defined herein shall have the meanings set forth in the Recapitalization Agreement.

2.    Amendments to Section 4.17.    The covenants set forth at Section 4.17(a) and Section 4.17(c) of the Recapitalization Agreement are hereby amended and replaced in their entirety with the following:

(a)    Within 90 days of the First Closing, in accordance with the terms and conditions of the Registration Rights Agreement, the Company shall file a registration statement (the “New Registration Statement”) on Form S-3 or any successor or other appropriate forms that the Company is eligible to use under applicable regulations of the Commission, covering the maximum number of shares permitted by the Commission. The Company shall use its best efforts to have the New Registration Statement declared effective by 150 days of the date of the First Closing. If the Commission does not permit the New Registration Statement to cover all of the unregistered Underlying Shares and Warrant Shares in an amount equal to the Required Minimum (which may be evidenced by correspondence from the Commission to the Company in the form of one or more “comment letters”), the Company will thereafter continue to use its best efforts to promptly file and have declared effective one or more additional and/or amended registration statements to the extent permitted by the Commission, until the Required Minimum amount of Underlying Shares and Warrant Shares are registered with the Commission. The Concurrent Shares may be included in the New Registration Statement.

(c)    (1) If by September 30, 2008, the Form S-3 New Registration Statement filed with the Commission on June 20, 2008, as amended to cover the maximum number of Underlying Shares and Warrant Shares permitted by the Commission (the “Initial Form S-3 Registration Statement”) is not declared effective, then without duplicating any payments required pursuant to Subsection 4.17(c)(2) of this Agreement, the Company shall thereafter pay to the Holders liquidated damages in a per diem amount equal to: (i) one thirtieth of 1.5% of the principal value of the portion of the Debentures into which the shares covered by the Initial Form S-3 Registration Statement are convertible, less the Stated Value of the issued and outstanding shares of Series B Preferred with respect to which the Underlying Shares are subject to an effective registration statement, for such number of days during the first 30-day period following September 30, 2008 that the Initial Form S-3 Registration Statement is not declared effective by the Commission; and (ii) one thirtieth of 1.0% of such amount for such number of days during each subsequent 30-day period thereafter that the Initial Form S-3 Registration Statement is not declared effective by the Commission; provided, however, that liquidated damages shall (A) be pro-rated only for that portion of the Underlying Shares and Warrant Shares covered by the Initial Form S-3 Registration Statement, if any, not registered by September 30, 2008; and (B) shall not in the aggregate exceed 18.0% of the amount set forth in Subsection 4.17(c)(1)(i) of this Agreement. Such payments shall be made within five (5) Trading Days following the end of the applicable 30-day period. Notwithstanding the foregoing, no payment shall be due under this Subsection 4.17(c)(1) of this Agreement, and this Subsection 4.17(c)(1) shall no longer be effective, in the event that any payment shall be due under Subsection 4.17(c)(2) of this Agreement.

(2) If by the date the Commission permits the registration on Form S-3 of all of the Required Minimum of Underlying Shares and Warrant Shares (the “Registration Date”), the number of Underlying Shares and Warrant Shares covered by an effective registration statement does not equal or exceed the Required Minimum, then the Company shall thereafter pay to the Holders liquidated damages in a per diem amount equal to: (i) one thirtieth of 1.5% of the principal value of the Debentures set forth in the first Column of Schedule I hereto, “Aggregate Principal Amount of Original Debentures Outstanding,” less the Stated Value of the issued and outstanding shares of Series B Preferred with respect to which the Underlying Shares are subject to an effective registration statement (collectively, the “Aggregate Amount”) for such number of days during the first 30-day period following the Registration Date that the Required Minimum of Underlying Shares and Warrant Shares remain unregistered; and (ii) one thirtieth of 1.0% of such amount for such number of days during each subsequent 30-day period after the Registration Date that the

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Required Minimum of Underlying Shares and Warrant Shares remain unregistered; which amounts shall be pro-rated to the extent any such period is less than 30 days; provided, however, that liquidated damages shall (A) be pro-rated only for that portion of the Required Minimum of the Underlying Shares and Warrant Shares, if any, not registered by the Registration Date; and (B) shall not in the aggregate exceed 18.0% of the Aggregate Amount. Such payments shall be made within five (5) Trading Days following the end of the applicable 30-day period.

3.    Waiver.    Subject to the terms of this Amendment, the Holders agree: (a) that the terms of Section 4.17(c) of the Recapitalization Agreement as amended by this Amendment shall govern and control with respect to any penalty or amount owed by the Company with respect to its obligation to register the Required Minimum of Underlying Shares and Warrant Shares; and (b) to waive any obligation of the Company to pay penalties or other amounts that otherwise would have been owed pursuant to Section 4.17(c) of the Recapitalization Agreement as initially set forth therein in the event the number of Underlying Shares and Warrant Shares covered by an effective registration statement as of August 23, 2008 do not equal or exceed the Required Minimum.

4.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

5.    Counterparts; Facsimile Signatures.    This Amendment may be signed in original counterparts and by facsimile transmission of signed counterparts, each of which shall be deemed an original, in any number, no one of which need contain all of the signatures of the parties, and as many as such counterparts as shall together contain all of the signatures of the parties shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Amendment to Recapitalization Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SENDTEC ACQUISITION CORP.

By:
Paul Soltoff, President

SENDTEC, INC.

By:
Paul Soltoff, Chief Executive Officer

RELATIONSERVE ACCESS, INC.

By:
Paul Soltoff, President

FRIENDSAND, INC.

By:
Paul Soltoff, President

CHRISTIANA CORPORATE SERVICES, INC.

By:
Name: Title:

AGREED AND ACCEPTED: LB I GROUP INC.

ALEXANDRA GLOBAL MASTER FUND, LTD.

By:
Name: Title:

CAMOFI MASTER LDC

By:
Name: Title:

JGB CAPITAL, LP

By:
Name: Title:

FURSA MASTER GLOBAL EVENT DRIVEN FUND L.P.

By:
Name: Title:

PALISADES MASTER FUND LP

By:
Name: Title:

PORTSIDE GROWTH AND OPPORTUNITY FUND

By:
Name: Title:

By:
Name: Title:

By:
Mark Salter

SDS CAPITAL GROUP SPC LTD.

By:
Name: Title:

RHP MASTER FUND, LTD.

By:
Name: Title: